EXHIBIT 1

                            JOINT FILING AGREEMENT


In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of a statement on Schedule 13D relating to the Common Stock, par value $.01 per share, of Centennial Cellular Corp., a Delaware corporation, and that any amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.

                                    BLACKSTONE CCC CAPITAL PARTNERS L.P.

                                    By:  BLACKSTONE MANAGEMENT
                                           ASSOCIATES III L.L.C.

                                    By: /s/ Mark T. Gallogly
                                       Name:  Mark T. Gallogly
                                       Title: Member

                                    BLACKSTONE CCC OFFSHORE CAPITAL
                                      PARTNERS L.P.

                                    By:  BLACKSTONE MANAGEMENT
                                           ASSOCIATES III L.L.C.

                                    By: /s/ Mark T. Gallogly
                                       Name:  Mark T. Gallogly
                                       Title: Member

                                    BLACKSTONE FAMILY INVESTMENT
                                      PARTNERSHIP III L.P.

                                    By:  BLACKSTONE MANAGEMENT
                                           ASSOCIATES III L.L.C.

                                    By: /s/ Mark T. Gallogly
                                       Name:  Mark T. Gallogly
                                       Title: Member








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                                    BLACKSTONE MANAGEMENT
                                      ASSOCIATES III L.L.C.

                                    By: /s/ Mark T. Gallogly
                                       Name:  Mark T. Gallogly
                                       Title: Member


                                      /s/ Mark T. Gallogly
                                    PETER G. PETERSON

                                    By: Mark T. Gallogly, Attorney-in-Fact


                                      /s/ Mark T. Gallogly
                                    STEPHEN A. SCHWARZMAN

                                    By: Mark T. Gallogly, Attorney-in-Fact




Dated:  January 19, 1999